                                 [Letter Head]



             December 12, 2001

             Gerald Radke
             123 Grange Avenue
             Fair Haven, NJ 07704

                      Re:     Retention Bonus

             Dear Jerry:

                      As I discussed with you on December 10, 2001, PXRE
             Reinsurance Company (the "Company") has agreed to pay the following retention bonus (the "Rentention Bonus") to you:

                              Bonus Amount               Bonus Payment Date
                              --------------------------------------------------
                               $130,000                  January 31, 2002
                               $130,000                  January 31, 2003


                      As a condition to the payment of each portion of the Bonus
             Amount, you must be in the continuous employ of the Company or its affiliates between now and each Bonus Payment Date in order to receive the Bonus Amount payable on such date.

                      The Company and any affiliate reserves the right to
             terminate your employment with the Company or any affiliate at any time for any reason and no contract or right to continued employment shall be implied by this letter agreement.

                      This letter agreement: (a) shall be in binding upon and
             inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of New York and any applicable laws of the United States; and (c) may not be amended except in writing.

         To confirm your acceptance of the foregoing, please sign and return one copy of this letter agreement to Linda Clauser.

                                            PXRE REINSURANCE COMPANY

                                   By /s/ Gerald L. Radke
                                      ------------------------------------------
                                          Gerald L. Radke
                                  Chairman, President, & Chief Executive Officer

AGREED: /s/ Gerald L. Radke
        ------------------------

Date:             12/12/01
        ------------------------

                                 [Letter Head]





             December 12, 2001

             Gordon Forsyth, III
             108 Lewis Lane
             Fair Haven, NJ 07704

                      Re:     Retention Bonus

             Dear Gordon:

                      As I discussed with you on December 10, 2001, PXRE
             Reinsurance Company (the "Company") has agreed to pay the following retention bonus (the "Retention Bonus") to you:

                              Bonus Amount                 Bonus Payment Date
                              -----------------------------------------------
                              $92,500                      January 31, 2002
                              $92,500                      January 31, 2003

                      As a condition to the payment of each portion of the Bonus
             Amount, you must be in the continuous employ of the Company or its affiliates between now and each Bonus Payment Date in order to receive the Bonus Amount payable on such date.

                      The Company and any affiliate reserves the right to
             terminate your employment with the Company or any affiliate at any time for any reason and no contract or right to continued employment shall be implied by this letter agreement.

                      This letter agreement: (a) shall be in binding upon and
             inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of New York and any applicable laws of the United States; and (c) may not be amended except in writing.

         To confirm your acceptance of the foregoing, please sign and return one copy of this letter agreement to Linda Clauser.

                                            PXRE REINSURANCE COMPANY


                                   By /s/ Gerald L. Radke
                                      ------------------------------------------
                                          Gerald L. Radke
                                  Chairman, President, & Chief Executive Officer

AGREED: /s/ Gordon Forsyth
        ------------------------

Date:             12/12/01
        ------------------------

                                 [Letter Head]







             December 12, 2001

             James Dore
             65 Rock Road East
             Green Brook, NJ 08812

                      Re:     Retention Bonus

             Dear Jim:

                      As I discussed with you on December 10, 2001, PXRE
             Reinsurance Company (the "Company") has agreed to pay the following retention bonus (the "Rentention Bonus") to you:

                              Bonus Amount               Bonus Payment Date
                              ----------------------------------------------
                                $90,000                  January 31, 2002
                                $90,000                  January 31, 2003


                      As a condition to the payment of each portion of the Bonus
             Amount, you must be in the continuous employ of the Company or its affiliates between now and each Bonus Payment Date in order to receive the Bonus Amount payable on such date.

                      The Company and any affiliate reserves the right to
             terminate your employment with the Company or any affiliate at any time for any reason and no contract or right to continued employment shall be implied by this letter agreement.

                      This letter agreement: (a) shall be in binding upon and
             inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of New York and any applicable laws of the United States; and (c) may not be amended except in writing.

         To confirm your acceptance of the foregoing, please sign and return one copy of this letter agreement to Linda Clauser.

                                            PXRE REINSURANCE COMPANY


                                   By /s/ Gerald L. Radke
                                      ------------------------------------------
                                          Gerald L. Radke
                                  Chairman, President, & Chief Executive Officer


AGREED: /s/ James Dore
        ------------------------

Date:             12/12/01
        ------------------------

                                 [Letter Head]






             December 12, 2001

             Jeff Radke
             24 Hill Crescent
             Pembroke, Bermuda HM02

                      Re:     Retention Bonus

             Dear Jeff:

                      As I discussed with you on December 10, 2001, PXRE
             Reinsurance Company (the "Company") has agreed to pay the following retention bonus (the "Rentention Bonus") to you:

                              Bonus Amount                 Bonus Payment Date
                              -----------------------------------------------
                              $97,500                      January 31, 2002
                              $97,500                      January 31, 2003

                      As a condition to the payment of each portion of the Bonus
             Amount, you must be in the continuous employ of the Company or its affiliates between now and each Bonus Payment Date in order to receive the Bonus Amount payable on such date.

                      The Company and any affiliate reserves the right to
             terminate your employment with the Company or any affiliate at any time for any reason and no contract or right to continued employment shall be implied by this letter agreement.

                      This letter agreement: (a) shall be in binding upon and
             inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of New York and any applicable laws of the United States; and (c) may not be amended except in writing.

         To confirm your acceptance of the foregoing, please sign and return one copy of this letter agreement to Linda Clauser.

                                            PXRE REINSURANCE COMPANY


                                   By /s/ Gerald L. Radke
                                      ------------------------------------------
                                          Gerald L. Radke
                                  Chairman, President, & Chief Executive Officer


AGREED: /s/ Jeff Radke
        ------------------------

Date:             12/24/01
        ------------------------

                                 [Letter Head]






             December 12, 2001

             Michael Bleisnick
             49 Balcourt Drive
             Princeton, NJ 08540

                      Re:     Retention Bonus

             Dear Mike:

                      As I discussed with you on December 10, 2001, PXRE
             Reinsurance Company (the "Company") has agreed to pay the following retention bonus (the "Rentention Bonus") to you:

                              Bonus Amount               Bonus Payment Date
                              -----------------------------------------------
                                $85,000                  January 31, 2002
                                $85,000                  January 31, 2003


                      As a condition to the payment of each portion of the Bonus
             Amount, you must be in the continuous employ of the Company or its affiliates between now and each Bonus Payment Date in order to receive the Bonus Amount payable on such date.

                      The Company and any affiliate reserves the right to
             terminate your employment with the Company or any affiliate at any time for any reason and no contract or right to continued employment shall be implied by this letter agreement.

                      This letter agreement: (a) shall be in binding upon and
             inure to the benefit of any successor of the Company; (b) shall be governed by the laws of the State of New York and any applicable laws of the United States; and (c) may not be amended except in writing.

         To confirm your acceptance of the foregoing, please sign and return one copy of this letter agreement to Linda Clauser.

                                            PXRE REINSURANCE COMPANY


                                   By /s/ Gerald L. Radke
                                      ------------------------------------------
                                          Gerald L. Radke
                                  Chairman, President, & Chief Executive Officer


AGREED: /s/ Michael Bleisnick
        ------------------------

Date:             12/11/01
        ------------------------